UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 14, 2013

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) of Edwards Lifesciences Corporation (“Edwards”), stockholders of Edwards approved the amendment and restatement of Edwards’ Long-Term Stock Incentive Compensation Program (the “Long-Term Stock Program”) by the affirmative vote of a majority of the shares of common stock represented at the 2013 Annual Meeting, in person or by proxy, and entitled to vote.  Pursuant to the amended and restated Long-Term Stock Program, the total number of shares of common stock available for issuance under the Long-Term Stock Program was increased by 1,500,000 shares.  A more detailed description of the amended and restated Long-Term Stock Program is set forth in Edwards’ Definitive Proxy Statement, filed March 29, 2013, under the Securities Exchange Act of 1934 (the “Proxy Statement”) in the section entitled “Proposal 2 — Amendment and Restatement of the Long-Term Stock Incentive Compensation Program,” and is incorporated herein by reference.  Such description is qualified in its entirety by reference to the Long-Term Stock Program attached to the Proxy Statement as Appendix A and incorporated herein by reference as Exhibit 10.1.

At the 2013 Annual Meeting, stockholders of Edwards also approved the amendment and restatement of Edwards’ 2001 Employee Stock Purchase Plan for United States Employees (the “U.S. Employee Stock Purchase Plan”) by the affirmative vote of a majority of the shares of common stock represented at the 2013 Annual Meeting, in person or by proxy, and entitled to vote.  Pursuant to the amended and restated U.S. Employee Stock Purchase Plan, the total number of shares of common stock available for issuance under the U.S. Employee Stock Purchase Plan was increased by 700,000 shares.  A more detailed description of the amended and restated Long-Term Stock Program is set forth in the Proxy Statement in the section entitled “Proposal 3 — 2001 Employee Stock Purchase Plan for United States Employees,” and is incorporated herein by reference.  Such description is qualified in its entirety by reference to the U.S. Employee Stock Purchase Plan attached to the Proxy Statement as Appendix B and incorporated herein by reference as Exhibit 10.2.

Item 5.03.                                        Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Edwards has taken several actions to declassify its Board of Directors and to eliminate supermajority voting provisions from its Restated Certificate of Incorporation and Bylaws.

Effective May 16, 2013, Edwards amended and restated its Restated Certificate of Incorporation.

In the Restated Certificate of Incorporation, Article SIXTH was amended to provide for the phased elimination of the classified structure of the Board of Directors over a three-year period. Commencing with the class of directors standing for election at the 2014 annual meeting of stockholders, directors will stand for election for one-year terms, expiring at the next succeeding annual meeting of stockholders. The directors who were elected at the 2013 Annual Meeting under Proposal 1, whose terms will expire in 2016, and the directors who were elected at the 2012 annual meeting of stockholders, whose terms will expire in 2015, will continue to hold office until the end of the terms for which they were elected. All directors will be elected on an annual basis beginning with the 2016 annual meeting of stockholders. In all cases, each director will hold office until his or her successor has been duly elected and qualified or until the director’s earlier death, resignation, retirement or removal.

Article FIFTH of the Restated Certificate of Incorporation was also amended to provide that directors may be removed only for cause until the 2016 annual meeting of stockholders, consistent with Delaware law.  However, from and after the 2016 annual meeting of stockholders (at which meeting the entire Board of Directors will be fully declassified), directors would be removable with or without cause upon the affirmative vote of a majority of the outstanding shares entitled to vote for the election of directors.

In addition, Article EIGHTH of the Restated Certificate of Incorporation was amended to require an affirmative vote of a majority of Edwards’ outstanding shares to amend or repeal, or adopt any provision inconsistent with, Edwards’ Bylaws or Articles FIFTH, SIXTH, and TWELFTH of the Restated Certificate of Incorporation, rather than an affirmative vote of at least eighty percent (80%) of Edwards’ outstanding shares.

These amendments were approved by Edwards’ stockholders at the 2013 Annual Meeting, as recommended by the Board of Directors.

Effective May 16, 2013, the Board of Directors amended and restated Edwards’ Bylaws.  ARTICLE VII of the Bylaws was amended to require an affirmative vote of a majority of Edwards’ outstanding shares to amend any of the Bylaws rather than an affirmative vote of at least eighty percent (80%) of Edwards’ outstanding shares.

The descriptions of the foregoing amendments to Edwards’ Restated Certificate of Incorporation and Bylaws are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders

On May 14, 2013, Edwards held its 2013 Annual Meeting.  The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

(i) All three nominees for director listed in Proposal 1 were elected to serve three-year terms ending in 2016, as follows:

	For	Against	Abstain	Broker Non-Votes
Robert A. Ingram	93,652,585	2,275,769	83,918	6,630,161

William J. Link, Ph.D.	94,309,718	1,621,943	80,705	6,630,161

Wesley W. von Schack	93,999,683	1,930,663	82,020	6,630,161

(ii)  Proposal 2 - The Amended and Restated Long-Term Stock Program was approved.

For	Against	Abstain	Broker Non-Votes
90,153,353	5,716,309	142,521	6,630,344

(ii)  Proposal 3 - The Amended and Restated U.S. Employee Stock Purchase Plan was approved.

For	Against	Abstain	Broker Non-Votes
95,296,787	595,086	120,493	6,630,161

(iii) Proposal 4 — The compensation of Edwards’ named executive officers was approved in a non-binding advisory vote.

For	Against	Abstain	Broker Non-Votes
93,948,933	1,870,973	192,277	6,630,344

(iv) Proposal 5 — PricewaterhouseCoopers LLP was ratified as Edwards’ independent public accountants for the fiscal year ending December 31, 2013.

For	Against	Abstain	Broker Non-Votes
99,858,503	2,588,042	195,186	0

(v) Proposal 6 — The proposal to amend the Certificate of Incorporation to declassify the Board of Directors was approved.

For	Against	Abstain	Broker Non-Votes
95,375,780	467,006	169,580	6,630,161

(vi) Proposal 7 — The proposal to amend the Certificate of Incorporation to eliminate supermajority votes was approved.

For	Against	Abstain	Broker Non-Votes
95,270,377	544,300	197,689	6,630,161

(vi) Proposal 8 — The stockholder proposal regarding special meetings of stockholders was approved in a non-binding advisory vote.

For	Against	Abstain	Broker Non-Votes
67,455,512	28,270,095	285,688	6,630,161

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

3.1           Amended and Restated Certificate of Incorporation of the Company, dated May 16, 2013.

3.2           Bylaws of the Company, amendment and restated as of May 16, 2013.

*10.1     Amended and Restated Long-Term Stock Incentive Compensation Program (incorporated by reference to Appendix A to Edwards’ Definitive Proxy Statement, filed March 29, 2013, under the Securities Exchange Act of 1934).

*10.2     Amended and Restated 2001 Employee Stock Purchase Plan for United States Employees (incorporated by reference to Appendix B to Edwards’ Definitive Proxy Statement, filed March 29, 2013, under the Securities Exchange Act of 1934).

*              Represents management contract or compensatory plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2013

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of the Company, dated May 16, 2013.

3.2	Bylaws of the Company, amendment and restated as of May 16, 2013.

*10.1

Amended and Restated Long-Term Stock Incentive Compensation Program (incorporated by reference to Appendix A to Edwards’ Definitive Proxy Statement, filed March 29, 2013, under the Securities Exchange Act of 1934).

*10.2

Amended and Restated 2001 Employee Stock Purchase Plan for United States Employees (incorporated by reference to Appendix B to Edwards’ Definitive Proxy Statement, filed March 29, 2013, under the Securities Exchange Act of 1934).

*              Represents management contract or compensatory plan